News Release

Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	William M. Lowe, Jr.	Richard J. Vatinelle
	Executive Vice President and	Vice President and
	Chief Financial Officer	Treasurer
	williamlowe@kemet.com	richardvatinelle@kemet.com
	864-963-6484	954-766-2838

KEMET REPORTS PRELIMINARY FISCAL 2016 THIRD QUARTER RESULTS

Greenville, South Carolina (January 28, 2016) - KEMET Corporation (the “Company”) (NYSE: KEM), a leading global supplier of electronic components, today reported preliminary results for our third fiscal quarter ended December 31, 2015.

Net sales of $177.2 million for the quarter ended December 31, 2015 decreased 4.8% from net sales of $186.1 million for the prior quarter ended September 30, 2015 and decreased 12.0% from net sales of $201.3 million for the quarter ended December 31, 2014.

The U.S. GAAP net loss was $8.6 million or $0.19 per basic and diluted share for the quarter ended December 31, 2015, which included a non-cash gain of $0.7 million or $0.02 per basic and diluted share related to the change in value of the NEC TOKIN options. This compares to net income of $7.2 million or $0.14 per diluted share for the quarter ended September 30, 2015, which included a non-cash gain of $2.2 million or $0.04 per diluted share related to the change in value of the NEC TOKIN options. For the quarter ended December 31, 2014, the Company reported net income of $2.9 million or $0.06 per diluted share which, for comparison purposes, included a non-cash gain of $2.5 million or $0.05 per diluted share related to the change in value of the NEC TOKIN options.

Non-U.S. GAAP adjusted net income of $2.2 million or $0.04 per diluted share for the quarter ended December 31, 2015 decreased by $2.1 million compared to non-U.S. GAAP adjusted net income of $4.3 million or $0.09 per diluted share in the quarter ended September 30, 2015. For the quarter ended December 31, 2014, the Company reported non-U.S. GAAP adjusted net income of $7.0 million or $0.13 per diluted share.

“Even though the distribution channel continued its inventory correction our OEM and EMS channels remained steady with our adjusted gross margin continuing strong this quarter at 22.2%” stated Per Loof, KEMET’s Chief Executive Officer. "We believe the distributor inventory correction is over as bookings are up early this quarter compared to the same time last quarter. Longer term demand will be driven by market innovation by the key customers we serve and we are well positioned to provide creative solutions across multiple end markets with a cost structure that will provide increasing value to our shareholders,” continued Loof.

The net income (loss) for the quarters ended December 31, 2015, September 30, 2015 and December 31, 2014 include various items affecting comparability as denoted in the U.S. GAAP to Non-U.S. GAAP reconciliation table included hereafter.

2835 KEMET Way, Simpsonville, SC 29681 USA
864.963.6300 www.kemet.com

About KEMET

The Company’s common stock is listed on the NYSE under the ticker symbol “KEM” (NYSE: KEM).  At the Investor Relations section of our web site at http://www.kemet.com/IR, users may subscribe to KEMET news releases and find additional information about our Company.  KEMET applies world class service and quality to deliver industry leading, high performance capacitance solutions to its customers around the world and offers the world’s most complete line of surface mount and through hole capacitor technologies across tantalum, ceramic, film, aluminum, electrolytic, and paper dielectrics. Additional information about KEMET can be found at http://www.kemet.com.

QUIET PERIOD

Beginning April 1, 2016, we will observe a quiet period during which the information provided in this news release and quarterly report on Form 10-Q will no longer constitute our current expectations. During the quiet period, this information should be considered to be historical, applying prior to the quiet period only and not subject to update by management. The quiet period will extend until the day when our next quarterly earnings release is published.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the Company’s financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets, in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) possible acquisition of NEC TOKIN may not achieve all of the anticipated results; (xi) acquisitions and other strategic transactions expose us to a variety of risks; (xii) our business could be negatively impacted by increased regulatory scrutiny and litigation; (xiii) inability to attract, train and retain effective employees and management; (xiv) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xv) exposure to claims alleging product defects; (xvi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xvii) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) the need to reduce the total costs of our products to remain competitive; (xx) potential limitation on the use of net operating losses to offset possible future taxable income; (xxi) restrictions in our debt agreements that limit our flexibility in operating our business; (xxii) failure of our information technology systems to function properly or our failure to control unauthorized access to our systems may cause business disruptions; (xxiii) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; and (xxiv) fluctuation in distributor sales could adversely affect our results of operations.

KEMET CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Quarters Ended December 31,
	2015	2014
Net sales	$177,184	$201,310
Operating costs and expenses:
Cost of sales	138,436	156,842
Selling, general and administrative expenses	22,278	23,374
Research and development	6,134	6,303
Restructuring charges	1,714	6,063
Net (gain) loss on sales and disposals of assets	129	(574)
Total operating costs and expenses	168,691	192,008
Operating income (loss)	8,493	9,302
Non-operating (income) expense:
Interest income	(4)	(5)
Interest expense	9,852	9,938
Change in value of NEC TOKIN options	(700)	(2,500)
Other (income) expense, net	(1,320)	(1,201)
Income (loss) from continuing operations before income taxes and equity income (loss) from NEC TOKIN	665	3,070
Income tax expense (benefit)	2,760	1,359
Income (loss) from continuing operations before equity income (loss) from NEC TOKIN	(2,095)	1,711
Equity income (loss) from NEC TOKIN	(6,505)	1,367
Income (loss) from continuing operations	(8,600)	3,078
Income (loss) from discontinued operations, net of income tax expense (benefit) of $0 and $1,976, respectively	—	(164)
Net income (loss)	$(8,600)	$2,914
Net income (loss) per basic share:
Net income (loss) from continuing operations	$(0.19)	$0.07
Net income (loss) from discontinued operations	$—	$—
Net income (loss)	$(0.19)	$0.07

Net income (loss) per diluted share:
Net income (loss) from continuing operations	$(0.19)	$0.06
Net income (loss) from discontinued operations	$—	$—
Net income (loss)	$(0.19)	$0.06

Weighted-average shares outstanding:
Basic	46,081	45,407
Diluted	46,081	52,228

KEMET CORPORATION AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(Amounts in thousands, except per share data)
(Unaudited)

	December 31, 2015	March 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$43,158	$56,362
Accounts receivable, net	89,285	90,857
Inventories, net	175,078	171,843
Prepaid expenses and other	31,051	41,503
Deferred income taxes	9,734	10,762
Total current assets	348,306	371,327
Property, plant and equipment, net of accumulated depreciation of $810,373 and $804,286 as of December 31, 2015 and March 31, 2015, respectively	236,347	249,641
Goodwill	40,294	35,584
Intangible assets, net	33,571	33,282
Investment in NEC TOKIN	35,795	45,016
Deferred income taxes	4,398	5,111
Other assets	8,264	12,831
Total assets	$706,975	$752,792
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$5,000	$962
Accounts payable	63,665	69,785
Accrued expenses	44,529	60,456
Income taxes payable and deferred income taxes	856	1,017
Total current liabilities	114,050	132,220
Long-term debt, less current portion	389,887	390,409
Other non-current obligations	70,921	57,131
Deferred income taxes	7,707	8,350
Stockholders’ equity:
Preferred stock, par value $0.01, authorized 10,000 shares, none issued	—	—
Common stock, par value $0.01, authorized 175,000 shares, issued 46,508 shares at December 31, 2015 and March 31, 2015	465	465
Additional paid-in capital	452,764	461,191
Retained deficit	(284,337)	(245,881)
Accumulated other comprehensive income	(33,687)	(28,796)
Treasury stock, at cost (648 and 1,056 shares at December 31, 2015 and March 31, 2015, respectively)	(10,795)	(22,297)
Total stockholders’ equity	124,410	164,682
Total liabilities and stockholders’ equity	$706,975	$752,792

KEMET CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(Amounts in thousands)
(Unaudited)

	Nine Month Periods Ended December 31,
	2015	2014
Net income (loss)	$(38,456)	$5,704
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Gain on sale of discontinued operations	—	(5,644)
Net cash provided by (used in) operating activities of discontinued operations	—	(679)
Depreciation and amortization	28,856	30,694
Equity (income) loss from NEC TOKIN	4,758	76
Non-cash debt and financing costs	649	1,570
(Gain) loss on early extinguishment of debt	—	(1,003)
Stock-based compensation expense	3,761	3,185
Long-term receivable write down	24	27
Change in value of NEC TOKIN options	26,300	(13,200)
Net (gain) loss on sales and disposals of assets	(233)	(759)
Pension and other post-retirement benefits	652	87
Change in deferred income taxes	735	1,276
Change in operating assets	4,762	(208)
Change in operating liabilities	(32,891)	(24,732)
Other	526	336
Net cash provided by (used in) operating activities	(557)	(3,270)
Investing activities:
Capital expenditures	(14,120)	(17,474)
Acquisitions, net of cash received	(2,892)	—
Proceeds from sale of assets	898	4,540
Change in restricted cash	—	11,509
Proceeds from sale of discontinued operations	—	9,564
Net cash provided by (used in) investing activities	(16,114)	8,139
Financing activities:
Proceeds from revolving line of credit	10,000	42,340
Payments on revolving line of credit	(5,500)	(14,342)
Deferred acquisition payments	—	(11,899)
Payments on long-term debt	(481)	(21,733)
Purchase of treasury stock	(691)	—
Proceeds from exercise of stock options	—	24
Net cash provided by (used in) financing activities	3,328	(5,610)
Net increase (decrease) in cash and cash equivalents	(13,343)	(741)
Effect of foreign currency fluctuations on cash	139	(1,606)
Cash and cash equivalents at beginning of fiscal period	56,362	57,929
Cash and cash equivalents at end of fiscal period	$43,158	$55,582

Non-U.S. GAAP Financial Measures

The Company utilizes certain Non-U.S. GAAP financial measures, including "Adjusted gross margin", "Adjusted operating income (loss)", “Adjusted net income (loss)”, “Adjusted net income (loss) per share” and “Adjusted EBITDA”.  Management believes that investors may find it useful to review the Company’s financial results as adjusted to exclude items as determined by management as further described below.

Adjusted Gross Margin

Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided below.  Management uses adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company.  Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with U.S. GAAP.

The following table provides reconciliation from U.S. GAAP Gross margin to Non-U.S. GAAP adjusted gross margin (amounts in thousands):

	Quarters Ended
	(Unaudited)
	December 31, 2015	September 30, 2015	December 31, 2014
Net sales	$177,184	$186,123	$201,310
Cost of sales	138,436	143,317	156,842
Gross margin	38,748	42,806	44,468
Gross margin as a % of net sales	21.9%	23.0%	22.1%
Non-U.S. GAAP adjustments:
Plant start-up costs	160	187	1,144
Stock-based compensation expense	268	459	424
Plant shut-down costs	231	—	—
Inventory revaluation	—	—	(927)
Adjusted gross margin	$39,407	$43,452	$45,109
Adjusted gross margin as a % of net sales	22.2%	23.3%	22.4%

Adjusted Operating Income (Loss)

Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided below. We use adjusted operating income (loss) to facilitate our analysis and understanding of our business operations and believe that adjusted operating income (loss) is useful to investors because it provides a supplemental way to understand our underlying operating performance. Adjusted operating loss should not be considered as an alternative to operating income (loss) or any other performance measure derived in accordance with U.S. GAAP.

Adjusted operating income (loss) is calculated as follows (amounts in thousands):

	Quarters Ended
	(Unaudited)
	December 31, 2015	September 30, 2015	December 31, 2014
Operating income (loss)	$8,493	$13,987	$9,302
Adjustments:
Restructuring charges	1,714	23	6,063
Inventory revaluation	—	—	(927)
Net (gain) loss on sales and disposals of assets	129	(304)	(574)
Stock-based compensation expense	1,154	1,328	1,232
ERP integration/IT transition costs	167	282	671
Legal expenses related to antitrust class actions	1,300	541	409
Plant start-up costs	160	187	1,144
Plant shut-down costs	231	—	—
NEC TOKIN investment-related expenses	225	186	485
Adjusted operating income (loss)	$13,573	$16,230	$17,805

Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share

“Adjusted net income (loss)” and “Adjusted net income (loss) per basic and diluted share” represent net income (loss) and net income (loss) per basic and diluted share excluding adjustments which are outlined in the quantitative reconciliation provided below.  Management believes that these Non-U.S. GAAP financial measures are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company.  Management uses these Non-U.S. GAAP financial measures to evaluate operating performance.  Non-U.S. GAAP financial measures should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP.

The following table provides reconciliation from U.S. GAAP net income (loss) to Non-U.S. GAAP Adjusted net income (loss) (amounts in thousands):

U.S. GAAP to Non-U.S. GAAP Reconciliation	Quarters Ended
	December 31, 2015	September 30, 2015	December 31, 2014
U.S. GAAP	(Unaudited)
Net sales	$177,184	$186,123	$201,310
Net income (loss) from continuing operations	(8,600)	7,194	3,078
Income (loss) from discontinued operations	—	—	(164)
Net income (loss)	$(8,600)	$7,194	$2,914
Earnings per basic and diluted share:
Net income (loss) from continuing operations	(0.19)	0.16	0.07
Income (loss) from discontinued operations	—	—	—
Net income (loss)	(0.19)	0.16	0.07
Net income (loss) from continuing operations - diluted	(0.19)	0.14	0.06
Income (loss) from discontinued operations - diluted	—	—	—
Net income (loss) - diluted	(0.19)	0.14	0.06
Non-U.S. GAAP
Net income (loss)	$(8,600)	$7,194	$2,914
Adjustments:
Restructuring charges	1,714	23	6,063
Equity (income) loss from NEC TOKIN	6,505	(162)	(1,367)
Inventory revaluation	—	—	(927)
Net (gain) loss on sales and disposals of assets	129	(304)	(574)
(Gain) loss on early extinguishment of debt	—	—	(1,003)
Offering Memorandum Fees	—	—	1,142
Stock-based compensation expense	1,154	1,328	1,232
Legal expenses related to antitrust class actions	1,300	541	409
ERP integration/IT transition costs	167	282	671
Change in value of NEC TOKIN options	(700)	(2,200)	(2,500)
Plant start-up costs	160	187	1,144
Plant shut-down costs	231	—	—
Net foreign exchange (gain) loss	(1,036)	(3,171)	(1,257)
NEC TOKIN investment-related expenses	225	186	485
(Income) loss from discontinued operations	—	—	164
Amortization included in interest expense	212	217	322
Income tax effect of pension curtailment	720	—	—
Income tax effect of non-GAAP adjustments (1)	(10)	153	37
Adjusted net income (loss)	$2,171	$4,274	$6,955
Adjusted net income (loss) per basic share	$0.05	$0.09	$0.15
Adjusted net income (loss) per diluted share	$0.04	$0.09	$0.13
Weighted Average Shares-Basic	46,081	45,767	45,407
Weighted Average Shares-Diluted	51,865	50,004	52,228

(1)         The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA

Adjusted EBITDA represents net income (loss) before net interest expense, income tax expense (benefit), and depreciation and amortization expense, adjusted to exclude certain items which are outlined in the quantitative reconciliation provided herein.  We use adjusted EBITDA to monitor and evaluate our operating performance and to facilitate internal and external comparisons of the historical operating performance of our business.  We present adjusted EBITDA as a supplemental measure of our performance and ability to service debt.  We also present adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

We believe adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other adjustments to arrive at adjusted EBITDA are excluded in order to better reflect our continuing operations.

In evaluating adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments noted below.  Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments.  Adjusted EBITDA is not a measurement of our financial performance under U.S. GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Our adjusted EBITDA measure has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP.  Some of these limitations are:

•	it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•	it does not reflect changes in, or cash requirements for, our working capital needs;

•	it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our adjusted EBITDA measure does not reflect any cash requirements for such replacements;

•	it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•	it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations;

•	it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•	other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations.  You should compensate for these limitations by relying primarily on our U.S. GAAP results and using adjusted EBITDA as supplementary information.

The following table provides a reconciliation from U.S. GAAP net income (loss) to Adjusted EBITDA (amounts in thousands):

	For the Quarters Ended
	(Unaudited)
	December 31, 2015	September 30, 2015	December 31, 2014
Net income (loss)	$(8,600)	$7,194	$2,914
Interest expense, net	9,848	9,808	9,933
Income tax expense (benefit)	2,760	1,438	1,359
Depreciation and amortization	9,674	9,265	9,720
EBITDA	13,682	27,705	23,926
Excluding the following items:
Restructuring charges	1,714	23	6,063
Legal expenses related to antitrust class actions	1,300	541	409
Equity (income) loss from NEC TOKIN	6,505	(162)	(1,367)
Inventory revaluation	—	—	(927)
Net (gain) loss on sales and disposals of assets	129	(304)	(574)
(Gain) loss on early extinguishment of debt	—	—	(1,003)
Offering Memorandum Fees	—	—	1,142
Stock-based compensation expense	1,154	1,328	1,232
ERP integration/IT transition costs	167	282	671
Change in value of NEC TOKIN options	(700)	(2,200)	(2,500)
Plant start-up costs	160	187	1,144
Plant shut-down costs	231	—	—
Net foreign exchange (gain) loss	(1,036)	(3,171)	(1,257)
NEC TOKIN investment-related expenses	225	186	485
(Income) loss from discontinued operations	—	—	164
Adjusted EBITDA	$23,531	$24,415	$27,608